                                                                    EXHIBIT 99.7

CASE NAME:         KEVCO MANUFACTURING, LP                         ACCRUAL BASIS

CASE NUMBER:       401-40784-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   DEBTOR'S ACCOUNTANT
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                        JUNE 20, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 1

CASE NUMBER:     401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED         MONTH               MONTH
ASSETS                                                             AMOUNT           APR-02              MAY-02              MONTH
------                                                           -----------     -------------       ------------         ---------
1.  Unrestricted Cash (FOOTNOTE)                                      41,683                0                  0
2.  Restricted Cash
3.  Total Cash                                                        41,683                0                  0
4.  Accounts Receivable (Net) (FOOTNOTE)                           7,974,696                0                  0
5.  Inventory (FOOTNOTE)                                          14,793,828                0                  0
6.  Notes Receivable
7.  Prepaid Expenses                                                 196,584                0                  0
8.  Other (Attach List)                                                    0                0                  0
9.  Total Current Assets                                          23,006,791                0                  0
10. Property, Plant & Equip. (FOOTNOTE)                           32,082,187        1,771,093                  0
11. Less: Accumulated Depreciation                                (7,696,543)        (250,320)                 0
12. Net Property, Plant & Equipment                               24,385,644        1,520,773                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)               8,369,096                0                  0
15. Other (Attach List)                                           13,541,943       45,421,985         45,421,985
16. Total Assets                                                  69,303,474       46,942,758         45,421,985

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                       1,111                  0
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               131,388            131,388
23. Total Post Petition Liabilities                                                   132,499            131,388

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064       13,768,129         13,858,277
25. Priority Debt (FOOTNOTE)                                       1,383,756
26. Unsecured Debt                                                 5,139,545        2,733,206          2,733,206
27. Other (Attach List)                                          197,008,999      197,810,449        196,487,204
28. Total Pre Petition Liabilities                               279,417,364      214,311,784        213,078,687
29. Total Liabilities                                            279,417,364      214,444,283        213,210,075

EQUITY

30. Pre Petition Owners' Equity                                                  (210,107,292)      (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                     (19,105,459)       (19,301,875)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                         61,711,226         61,621,077
33. Total Equity                                                                 (167,501,525)      (167,788,090)
34. Total Liabilities and Equity                                                   46,942,758         45,421,985

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                   SCHEDULED             MONTH              MONTH
ASSETS                                              AMOUNT               APR-02             MAY-02        MONTH
------                                            -----------         -----------        -----------      -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                 0                   0                  0

A.  Goodwill: Consolidated Forest Products          8,369,096                   0                  0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF                           8,369,096                   0                  0
AMORTIZATION - LINE 14

A.  Intercompany Receivables (FOOTNOTE)            13,541,943          45,421,985         45,421,985
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                       13,541,943          45,421,985         45,421,985

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                   131,388            131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                     131,388            131,388

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                   68,508,999          69,310,449         67,987,204
B.  10 3/8% Senior Sub. Notes                     105,000,000         105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                    23,500,000          23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                             197,008,999         197,810,449        196,487,204

CASE NAME:        KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 2

CASE NUMBER:      401-40784-BJH-11

INCOME STATEMENT

                                                          MONTH               MONTH                           QUARTER
REVENUES                                                  APR-02              MAY-02           MONTH           TOTAL
--------                                                ----------          ----------         ------       -----------
1.  Gross Revenues                                               0                   0                                0
2.  Less: Returns & Discounts                                                                                         0
3.  Net Revenue                                                  0                   0                                0

COST OF GOODS SOLD

4.  Material                                                                                                          0
5.  Direct Labor                                                                                                      0
6.  Direct Overhead                                                                                                   0
7.  Total Cost of Goods Sold                                     0                   0                                0
8.  Gross Profit                                                 0                   0                                0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                    0
10. Selling & Marketing                                                                                               0
11. General & Administrative                                     9                   0                                9
12. Rent & Lease                                                                                                      0
13. Other (Attach List)                                                                                               0
14. Total Operating Expenses                                     9                   0                                9
15. Income Before Non-Operating
    Income & Expense                                            (9)                  0                               (9)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                          (19)                  0                              (19)
17. Non-Operating Expense (Att List)                             0             196,416                          196,416
18. Interest Expense                                                                                                  0
19. Depreciation / Depletion                                                                                          0
20. Amortization                                                                                                      0
21. Other (Attach List)                                                                                               0
22. Net Other Income & (Expenses)                               19            (196,416)                        (196,397)

REORGANIZATION EXPENSES

23  Professional Fees                                                                                                 0
24. U.S. Trustee Fees                                                                                                 0
25. Other (Attach List)                                                                                               0
26. Total Reorganization Expenses                                0                   0                                0
27. Income Tax                                                                                                        0
28. Net Profit (Loss)                                           10            (196,416)                        (196,406)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO MANUFACTURING, LP                      SUPPLEMENT TO

CASE NUMBER:        401-40784-BJH-11                           ACCRUAL BASIS - 2

INCOME STATEMENT

                                                          MONTH               MONTH                           QUARTER
OPERATING EXPENSES                                        APR-02              MAY-02           MONTH           TOTAL
------------------                                      ----------          ----------         ------       -----------
A.                                                                                                                    0
B.                                                                                                                    0
C.                                                                                                                    0
D.                                                                                                                    0
E.                                                                                                                    0
TOTAL OTHER OPERATING EXPENSES - LINE 13                         0                   0                                0

OTHER INCOME & EXPENSES

A.  Interest Income                                             19                   0                               19
B.                                                                                                                    0
C.                                                                                                                    0
TOTAL NON-OPERATING INCOME - LINE 16                            19                   0                               19

A.  Net Loss on sale of Assets                                                  20,772                           20,772
B.  Commissions paid at sale of Protecta Drive                                  90,000                           90,000
C.  Taxes paid at sale of Protecta Drive                                        85,234                           85,234
D.  Miscellaneous fees paid at sale of Protecta Drive                              410
TOTAL NON-OPERATING EXPENSE - LINE 17                            0             196,416                          196,006

REORGANIZATION EXPENSES

A.                                                                                                                    0
B.                                                                                                                    0
C.                                                                                                                    0
D.                                                                                                                    0
E.                                                                                                                    0

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                               0                   0                                0

CASE NAME:       KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11

CASH RECEIPTS AND                                 MONTH         MONTH                        QUARTER
DISBURSEMENTS                                     APR-02        MAY-02         MONTH          TOTAL
-------------                                     ------        ------         -----         -------
1.  Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP           SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2002
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                          DIST LP          MFG          MGMT        HOLDING   COMP     KEVCO INC     TOTAL
                                         ---------     ----------     ---------     -------   ----     ---------   ---------

 1.  CASH-BEGINNING OF MONTH                    --             --     2,814,595          --     --            --   2,814,595

    RECEIPTS FROM OPERATIONS
 2.  CASH SALES                                 --             --                                                         --
    COLLECTION OF ACCOUNTS RECEIVABLE
 3.  PRE PETITION                               --             --                                                         --
 4.  POST PETITION                                             --                                                         --

 5.  TOTAL OPERATING RECEIPTS                   --             --            --          --     --            --          --

   NON OPERATING RECEIPTS
 6.  LOANS & ADVANCES                                          --                                                         --
 7.  SALE OF ASSETS                        693,616      1,323,245                                                  2,016,861
 8.  OTHER                                      --             --        60,763          --     --            --      60,763
     INTERCOMPANY TRANSFERS               (693,616)    (1,323,245)    2,016,861          --                               --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND
            RENT
            PREPAID REFUND                                               54,579
            MISC.                                                         1,430                 --
            INTEREST INCOME                                    --         4,754

 9.  TOTAL NON OPERATING RECEIPTS                --            --     2,077,624          --     --            --    2,077,624

10.  TOTAL RECEIPTS                              --            --     2,077,624          --     --            --    2,077,624

11.  CASH AVAILABLE                              --            --     4,892,219          --     --            --    4,892,219

    OPERATING DISBURSEMENTS
12.  NET PAYROLL                                                         12,336                                       12,336
13.  PAYROLL TAXES PAID                                        --         5,658                                        5,658
14.  SALES, USE & OTHER TAXES PAID                             --                                                         --
15.  SECURED/RENTAL/LEASES                                     --         5,070                                        5,070
16.  UTILITIES                                                 --           342                                          342
17.  INSURANCE                                                 --           844                                          844
18.  INVENTORY PURCHASES                                       --                                                         --
19.  VEHICLE EXPENSE                                           --                                                         --
20.  TRAVEL                                                    --                                                         --
21.  ENTERTAINMENT                                             --                                                         --
22.  REPAIRS & MAINTENANCE                                     --                                                         --
23.  SUPPLIES                                                  --                                                         --
24.  ADVERTISING                                                                                                          --
25.  OTHER                                       --            --         1,724          --     --            --       1,724
            LOAN PAYMENTS                                      --            --                                           --
               FREIGHT                                         --                                                         --
               CONTRACT LABOR                                  --                                                         --
               401 K PAYMENTS                                  --                                                         --
               PAYROLL TAX ADVANCE ADP                                                                                    --
               WAGE GARNISHMENTS                                                                                          --
               MISC.                                           --         1,724                                        1,724

26.  TOTAL OPERATING DISBURSEMENTS               --            --        25,974          --     --            --      25,974

    REORGANIZATION DISBURSEMENTS
27.  PROFESSIONAL FEES                                                                                                    --
28.  US TRUSTEE FEES                                           --                                                         --
29.  OTHER                                                                                                                --
30.  TOTAL REORGANIZATION EXPENSE                --            --            --          --     --            --          --

31.  TOTAL DISBURSEMENTS                         --            --        25,974          --     --            --      25,974

32.  NET CASH FLOW                               --            --     2,051,650          --     --            --   2,051,650

33.  CASH - END OF MONTH                         --            --     4,866,245          --     --            --   4,866,245

CASE NAME:        KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 4

CASE NUMBER:      401-40784-BJH-11

                                               SCHEDULED       MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT         APR-02       MAY-02      MONTH
-------------------------                      ---------       ------       ------      -----
1.  0 - 30                                                          0            0
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                  7,974,696            0            0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                  7,974,696            0            0

AGING OF POST PETITION                                         MONTH:     May-02
TAXES AND PAYABLES                                                   -----------

                              0 - 30      31 - 60      61 - 90      91 +
TAXES PAYABLE                  DAYS         DAYS         DAYS       DAYS      TOTAL
-------------                 ------      -------      -------      ----      -----
1.  Federal                                                                      --
2.  State                         --                                             --
3.  Local                                                                        --
4.  Other (See Below)             --                                             --
5.  Total Taxes Payable           --            0            0         0         --
6.  Accounts Payable               0                                              0

STATUS OF POST PETITION TAXES                                  MONTH:     May-02
                                                                     -----------

                                 BEGINNING TAX    AMOUNT WITHHELD                      ENDING TAX
FEDERAL                           LIABILITY *     AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------    ---------------     -------------    ----------
1.  Withholding **                                                                          0
2.  FICA - Employee **                                                                      0
3.  FICA - Employer **                                                                      0
4.  Unemployment                                                                            0
5.  Income                                                                                  0
6.  Other (Attach List)                                                                     0
7.  Total Federal Taxes                0                 0                  0               0

STATE AND LOCAL

8.  Withholding                                                                             0
9.  Sales                                                                                   0
10. Excise                                                                                  0
11. Unemployment                                                                            0
12. Real Property                                                                           0
13. Personal Property                                                                       0
14. Other (Attach List)                                                                     0
15. Total State And Local                                                                   0
16. Total Taxes                        0                 0                  0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 5

CASE NUMBER:      401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                               MONTH:     May-02
                                                                     -----------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                            -----------          -----------
A.  BANK:                                       Summit Bank          Summit Bank       Other Accounts            TOTAL
B.  ACCOUNT NUMBER:                              1-0138099            1-0137836         (Attach List)
C.  PURPOSE (TYPE):                             Depository            Depository
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books
6.  Number of Last Check Written                    N/A                  N/A

INVESTMENT ACCOUNTS

                                                    DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE        INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------                      -----------        ----------          --------------         -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                          0                      0

CASH

12.  Currency On Hand                                                                                                  0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                         0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANUFACTURING, LP                     ACCRUAL BASIS - 6

CASE NUMBER:       401-40784-BJH-11                            MONTH:     May-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                           TYPE OF                         AMOUNT     TOTAL PAID
         NAME              PAYMENT                          PAID       TO DATE
         ----              -------                         ------     ----------
1.  Lee Denham             Payroll/severance                             134,620
2.  Lee Denham             Expense Reimb.                                    254
3.  Jim Connors            Consulting fees and expenses                  114,975
4.  Jim Connors            Division Sale Bonuses                         112,500
5.  (Attach List)
6.  Total Payments To
    Insiders                                                    0        362,349

                                 PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.  Gordion Group              03/20/01       301,398           0          301,398              0
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                             301,398           0          301,398              0

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                 SCHEDULED      AMOUNTS        TOTAL
                                  MONTHLY        PAID         UNPAID
                                 PAYMENTS       DURING         POST
     NAME OF CREDITOR              DUE          MONTH        PETITION
     ----------------            ---------      -------     ----------
1.  Bank of America                 N/A                     13,858,277
2.  Status of Leases Payable                                   None
3.
4.
5.  (Attach List)
6.  TOTAL                                0             0    13,858,277

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 7

CASE NUMBER:      401-40784-BJH-11                             MONTH:     May-02
                                                                     -----------

QUESTIONNAIRE

                                                                                                                 YES    NO
                                                                                                                 ---    --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.  Have any Post Petition Loans been received by the debtor from any party?                                            X

6.  Are any Post Petition Payroll Taxes past due?                                                                       X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.  Are any Post Petition Real Estate Taxes past due?                                                                   X

9.  Are any other Post Petition Taxes past due?                                                                         X

10. Are any amounts owed to Post Petition creditors delinquent?                                                         X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12. Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                 YES    NO
                                                                                                                 ---    --
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X

2. Are all premium payments paid current?                                                                        X

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                              CARRIER                    PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
 --------------                              -------                    --------------              --------------------------
Property, Auto, General Liability        Aon Risk Services                 3/1/02-9/1/02              Semi-Annual   $98,598
D&O Liability                            Great American Insurance       11/1/2001-10/31/2004          Annual        $64,657

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANUFACTURING, LP                  FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40784-BJH-11                         ACCRUAL BASIS

                                                            MONTH:  May 31, 2002
                                                                   -------------

DUAL
BASIS
FORM       LINE
NUMBER     NUMBER          FOOTNOTE / EXPLANATION
-------    ------          ----------------------
  1           1            Pursuant to the February 12, 2001 Order (1)
  3           1            Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of, Kevco Management Co.
                           (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                           all cash receipts and disbursements flow through
                           Kevco Management's Bank of America DIP account. A
                           schedule allocating receipts and disbursements to
                           Kevco, Inc. and its subsidiaries is included in this
                           report as a Supplement to Accrual Basis -3.

  1           4            The sale of Debtor's real property on Protecta Drive
  1           5            in Elkhart, Indiana was finalized during May 2002.
  1           10           Proceeds from the sale have been placed in a
                           segregated account (see the Supplement to Accrual
                           Basis-3). Pursuant to other Asset Purchase Agreements
                           approved by the Court (details are in prior Monthly
                           Operating Reports), Debtor has sold all of its assets
                           other than intercompany receivables.

  1           15A          Intercompany receivables/payables are from/to
  1           27A          co-debtors Kevco Management Co. (Case No.
  7           3            401-40788-BJH-11), Kevco Distribution, LP (Case No.
                           401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                           401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH- 11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11).

  1           24           The direct charges to equity are due to secured debt
  1           32           reductions pursuant to asset sales by Debtor and its
                           co-debtors as well as direct cash payments. The
                           secured debt owed to Bank of America by Kevco, Inc.
                           (Case No. 401-40783-BJH-11) has been guaranteed by
                           all of its co-debtors (see Footnote 1,15A);
                           therefore, the secured debt is reflected as a
                           liability on all of the Kevco entities. The charge to
                           equity is simply an adjustment to the balance sheet.

  1           25           Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were
                           authorized to pay pre-petition taxes, salaries and
                           wages up to a maximum of $4,300 per employee. Debtors
                           were also (a) allowed to pay accrued vacation to
                           terminated employees and (b) permitted to continue
                           allowing employees to use vacation time as scheduled.
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